                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            AMB PROPERTY CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Maryland                                                 94-3281941
--------------------------                                  --------------------
 (State of Incorporation                                   (I.R.S. Employer
  or Organization)                                          Identification No.)

505 Montgomery Street, Fifth Floor, California                    94111
-----------------------------------------------             ----------------
   (Address of Principal Executive Offices)                    (Zip Code)

Securities to be Registered Pursuant to Section 12(b) of the Act:

      Title of Each Class                       Name of Each Exchange on Which
      to be so Registered                       Each Class is to be Registered
      -------------------                       ------------------------------

Series A Cumulative Redeemable
Preferred Stock, $.01 par value                     New York Stock Exchange
--------------------------------               -------------------------------

Securities to be Registered Pursuant to Section 12(g) of the Act:

                                      None
--------------------------------------------------------------------------------
                                (Title of Class)

--------------------------------------------------------------------------------
                                (Title of Class)

DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The description of the Series A Cumulative Redeemable Preferred Stock, par value $.01 per share (the "Preferred Stock"), of AMB Property Corporation, a Maryland corporation (the "Registrant"), is incorporated by reference to the information set forth under the caption "Series A Preferred Stock" in the Prospectus included as part of the Registrant's registration statement on Form S-11 (No. 333-58107) in the form in which it was filed on June 30, 1998 with the Securities and Exchange Commission, as amended from time to time.

EXHIBITS.

     Pursuant to Instruction II of the Instructions as to Exhibits for registration statements on Form 8-A, the documents listed below are filed as exhibits to this Registration Statement:

     Exhibit No.
     -----------
     3.1            Articles of Incorporation of the Registrant (incorporated
                    by reference to Exhibit 3.1 from the Company's Registration
                    Statement on Form S-11, file number 333-35915).

     3.2 Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 from the Company's Registration Statement on
                    Form S-11, file number 333-35915).

     3.3 Articles Supplementary of the Registrant (incorporated by reference to Exhibit 3.3 from the Company's Registration
                    Statement on Form S-11, file number 333-58107).

     3.4            Specimen certificate of Series A Cumulative Redeemable
                    Preferred Stock (incorporated by reference to Exhibit 3.4 from the Company's Registration Statement on Form S-11, file number 333-58107).

                                   SIGNATURE



     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.



Date: July 13, 1998                     AMB PROPERTY CORPORATION



                                             By: /s/ David S. Fries
                                                 ------------------------------
                                                 David S. Fries
                                                 Managing Director, General
                                                 Counsel and Secretary

                                 EXHIBIT INDEX

Exhibit No.
-----------
3.1            Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 from the Company's Registration
               Statement on Form S-11, file number 333-35915).

3.2            Bylaws of the Registrant (incorporated by reference to Exhibit
               3.2 from the Company's Registration Statement on Form S-11, file number 333-35915).

3.3 Articles Supplementary of the Registrant (incorporated by reference to Exhibit 3.3 from the Company's Registration
               Statement on Form S-11, file number 333-58107).

3.4            Specimen certificate of Series A Cumulative Redeemable Preferred
               Stock (incorporated by reference to Exhibit 3.4 from the Company's Registration Statement on Form S-11, file number
               333-58107).